SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 1998


                             RAVEN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         SOUTH DAKOTA                1-07982                 46-0246171
(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                    Number)             Identification No.)


          205 EAST 6TH STREET
             P.O. BOX 5107
       SIOUX FALLS, SOUTH DAKOTA                            57117-5107
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (605) 336-2750


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 8
                         Exhibit Index Appears on Page 3

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ITEM 5. OTHER EVENTS.

         The Registrant's Press Release dated September 29, 1998, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

4.1 Amendment to Rights Agreement dated September 22, 1998 between Raven Industries, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.

99.1     Press Release dated September 29, 1998.




                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RAVEN INDUSTRIES, INC.
                                       (Registrant)



Date: October 5, 1998                  By:  s/ Thomas Iacarella
                                          -------------------------------------
                                       Name:  Thomas Iacarella
                                       Title: Vice President, Finance, Secretary
                                       and Treasurer (Principal Financial and
                                       Accounting Officer)

                                  EXHIBIT INDEX


                                                                     Page
Exhibit No.                         Description                     Number
-----------                         -----------                     ------

4.1            Amendment to Rights Agreement dated September          4
               22, 1998 between Raven Industries, Inc. and
               Norwest Bank Minnesota, N.A., as Rights Agent.

99.1           Press Release dated September 29, 1998.                8


                                3